                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 4, 2000

                            MIRACOR DIAGNOSTICS, INC.
             (Exact name of registrant as specified in its charter)



       Utah                       0-12365                   58-1475517
       -------------------------------------------------------------------
       (State or other         (Commission               (IRS Employer
       jurisdiction of         File Number)            Identification No.)
         formation)


         9191 Towne Center Drive, Suite 420, San Diego, California 92122
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (858) 455-7127




                        MEDICAL DEVICE TECHNOLOGIES, INC.
          (Former name or former address, if changed since last report)

                                    FORM 8-KA
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

Item 1.           Changes in Control of Registrant
                  --------------------------------
                  Not Applicable

Item 2.           Acquisition or Disposition of Assets
                  ------------------------------------
                  On February 9, 2000, we completed the acquisition of 80% of Ultra Open MRI Holding Corp., a Florida corporation which owns three operations in Tampa, St. Petersburg, and Palm Harbor, Florida. We acquired this 80% interest in exchange for a total of approximately 2,534,400 of our restricted common shares at a price of $.60 per share, which represented 2.56 times the twelve month trailing EBITDA (EBITDA is comprised of revenues less all operating expenses, net of depreciation, amortization, taxes and interest) of MRI Services, LC and an affiliate company, the predecessors of Ultra Open MRI Holding Corp., measured as of December 31, 1999, and based upon generally accepted accounting principles (GAAP). In addition, we have purchased a non-competition agreement from the former principals of Ultra Open MRI Holding Corp. for 0.32 times the twelve month trailing EBITDA of MRI Services, LC, measured as of December 31, 1999. We gave a series of promissory notes, due in six months, nine months, and twenty-one months, respectively, to these former principals totaling $380,160. The former principals of Ultra Open MRI Holding Corp., who have signed non-competition agreements with us, will remain with this company under three year employment contracts and continue to own twenty percent of Ultra Open MRI Holding Corp.

Item 3.           Bankruptcy or Receivership
                  --------------------------
                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant
                  ---------------------------------------------
                  Not Applicable

Item 5.           Other Events
                  ------------
                  Not Applicable.

Item 6.           Resignation of Registrant's Directors
                  -------------------------------------
                  Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
                  ---------------------------------------------------------
                  Exhibits
                  --------

                  a. Audited Financial Statements for year ended December 31,
                     1999
                  b. Pro forma Financial Information

Item 8.           Change of Fiscal Year
                  ---------------------
                  Not Applicable

Item 9.           Sales of Equity Securities Pursuant to Regulation S
                  ---------------------------------------------------
                  Not Applicable


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant's behalf.

MIRACOR DIAGNOSTICS, INC.


By:  /s/ M. Lee Hulsebus
     ----------------------------------------
     M. Lee Hulsebus, Chief Executive Officer

Dated: May 4, 2000

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 1999

Current assets:
     Cash and cash equivalents                                   $      106,517
     Accounts receivable, net                                         3,465,652
     Other                                                               85,452
                                                                 ---------------
       Total current assets                                           3,657,621

Property and equipment                                                5,630,838
Less accumulated depreciation                                        (2,343,181)
                                                                 ---------------
       Property and equipment, net                                    3,287,657

Intangible and other assets                                           6,661,078
Less accumulated amortization                                          (373,066)
                                                                 ---------------
     Intangible and other assets, net                                 6,288,012
                                                                 ---------------
Total Assets                                                     $   13,233,290
                                                                 ===============

Current liabilities
     Accounts payable                                                  $933,465
     Accrued expenses                                                   491,470
     Line of credit                                                     579,784
     Notes payable - current                                          1,263,747
     Capital lease obligations - current                                948,692
                                                                 ---------------
       Total current liabilities                                      4,217,158

Notes payable - long-term                                               895,617
Capital lease obligations - long-term                                 3,413,944
                                                                 ---------------
       Total long-term liabilities                                    4,309,561

Minority Interest                                                       116,127

Equity                                                                4,590,444
                                                                 ---------------
Total Liabilities and Equity                                     $   13,233,290
                                                                 ===============


PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                       TOTAL
Net revenue                                                      $    5,830,697
Sales, general and administrative expenses                           (6,478,876)
                                                                 ---------------
Loss from operations                                                   (648,179)
Other expense                                                          (372,103)
Minority interest                                                        19,649
                                                                 ---------------
Net Loss                                                         $   (1,000,633)
                                                                 ===============


The pro forma condensed consolidated financial statements as of December 31, 1999 and for the year then ended include the accounts of Miracor Diagnostics, Inc. and MRI Services, L.C. as if the acquisition had taken place on January 1, 1999.

The financial statements were adjusted as of January 1, 1999 giving effect to the amortization of goodwill which originated in the acquisition.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1999

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.

                                TABLE OF CONTENTS


                                                                           Page
                                                                           ----

INDEPENDENT AUDITORS' REPORT                                                  1

FINANCIAL  STATEMENTS:

        Balance sheet                                                       2-3

        Statement of operations                                               4

        Statement of members' capital                                         5

        Statement of cash flow                                              6-7

NOTES TO FINANCIAL STATEMENTS                                              8-14

                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
MRI Services, L.C. d/b/a
  Ultra MRI & Diagnostic Services, L.C.
Tampa, Florida


We have audited the accompanying balance sheet of MRI Services, L.C. d/b/a Ultra MRI & Diagnostic Services, L.C. as of December 31, 1999, and the related statements of operations, members' capital and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MRI Services, L.C. d/b/a Ultra MRI & Diagnostic Services, L.C. as of December 31, 1999, and the results of its operations, members' capital and cash flows for the year then ended, in conformity with generally accepted accounting principles.


/s/ Chastang, Ferrell, Sims & Eiserman, P.A.

March 30, 2000
Winter Park, Florida

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


ASSETS

Current assets:
    Accounts receivable, net of allowance
      of $348,919 (notes 2 and 5)                                 $     742,346
    Other receivables                                                     3,628
                                                                  --------------

        Total current assets                                            745,974
                                                                  --------------

Property and equipment (note 2):
    Magnetic resonance imagers (note 4)                               1,390,147
    Computers and equipment                                              13,807
    Furniture and fixtures                                                4,066
    Leasehold improvements                                              105,904
    Vehicles                                                             46,319
                                                                  --------------
                                                                      1,560,243
    Less:  accumulated depreciation                                    (476,872)
                                                                  --------------

        Net property and equipment                                    1,083,371
                                                                  --------------

Other assets:
    Deposits (note 2)                                                    67,765
    Prepaid expenses                                                      7,059
                                                                  --------------

        Total other assets                                               74,824
                                                                  --------------

        Total assets                                              $   1,904,169
                                                                  ==============


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                                  BALANCE SHEET
                                DECEMBER 31, 1999


LIABILITIES AND MEMBERS' CAPITAL

Current liabilities:
    Cash overdraft (note 2)                                       $      10,186
    Accounts payable and accrued expenses                                73,719
    Lines of credit (notes 2 and 4)                                      73,400
    Notes payable (notes 2 and 4)                                        74,635
    Obligations under capital leases (note 4)                           279,385
                                                                  --------------

       Total current liabilities                                        511,325
                                                                  --------------

Long-term liabilities (notes 2 and 4):
    Obligations under capital leases                                    730,409
    Notes payable                                                        81,801
                                                                  --------------

       Total long-term liabilities                                      812,210
                                                                  --------------

Commitments and contingencies
  (notes 3 and 4)                                                             -

Members' capital                                                        580,634
                                                                  --------------

       Total liabilities and members' capital                     $   1,904,169
                                                                  ==============


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1999


Revenue:
    Professional fees, net of billing adjustments (note 2)        $   1,905,710
                                                                  --------------

Operating expenses:
    Personnel costs                                                     399,530
    Depreciation and amortization (note 2)                              204,763
    Reading fees                                                        178,177
    Professional fees                                                    99,102
    Maintenance and repairs                                              84,359
    Office rent (note 3)                                                 77,928
    M.R.I. supplies and film                                             53,128
    Office expense                                                       51,661
    Insurance                                                            50,988
    Marketing                                                            48,830
    Utilities                                                            45,351
    Telephone                                                            40,430
    Travel and entertainment                                             37,801
    Temporary services                                                   36,294
    Taxes                                                                15,464
    Equipment leases                                                     13,629
    Automobiles                                                          11,348
    Postage                                                               8,691
    Miscellaneous expenses                                                5,644
    Licenses and fees                                                     2,543
                                                                  --------------

        Total operating expenses                                      1,465,661
                                                                  --------------

Other income (expense):
    Interest expense (note 4)                                          (125,682)
    Gain on sale of asset                                                15,992
    Other income                                                         10,123
                                                                  --------------

        Total other income (expense)                                    (99,567)
                                                                  --------------

Net income                                                        $     340,482
                                                                  ==============


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          STATEMENT OF MEMBERS' CAPITAL
                          YEAR ENDED DECEMBER 31, 1999


Balance, December 31, 1998                                        $     279,586

Repurchase of members' capital                                           (5,000)

Members' distributions                                                  (34,434)

Net income                                                              340,482
                                                                  --------------

Balance, December 31, 1999                                        $     580,634
                                                                  ==============


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1999


Cash flows from operating activities:
    Net income                                                    $     340,482
    Adjustments to reconcile net income to net
      cash used in operating activities:
        Depreciation and amortization                                   204,763
        (Increase) decrease in assets:
            Accounts receivable                                        (357,641)
            Other receivables                                            (1,210)
            Prepaid expenses                                              1,310
            Deposits                                                    (34,285)
        Increase (decrease) in liabilities:
            Accounts payable and accrued expenses                        36,891
            Payable to stockholders                                      (6,076)
                                                                  --------------

        Net cash provided by operating activities                       184,234
                                                                  --------------

Cash flows from investing activities:
    Acquisition of property and equipment                               (85,417)
                                                                  --------------

Cash flows from financing activities:
    Proceeds from notes payable                                          57,500
    Principal payments on notes payable                                 (71,297)
    Net proceeds from lines of credit                                    23,400
    Payments on obligations under capital leases                       (222,983)
    Proceeds from capital lease obligations                             120,000
    Repurchase of members' capital                                       (5,000)
    Members' distributions                                              (34,434)
                                                                  --------------

        Net cash used in financing activities                          (132,814)
                                                                  --------------


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                       STATEMENT OF CASH FLOWS (CONTINUED)
                          YEAR ENDED DECEMBER 31, 1999


Net decrease in cash and cash equivalents                         $     (33,997)

Cash and cash equivalents, beginning of year                             23,811
                                                                  --------------

Cash overdraft, end of year                                       $     (10,186)
                                                                  ==============


Supplemental disclosures of cash flow information:
    Income taxes paid were $0 in
    1999. Interest paid was $125,682 in 1999.

Supplemental disclosures of non-cash investing and financing activities:
    Capital lease obligations of $289,000 were incurred for equipment under lease agreements in 1999.


                 The accompanying notes are an integral part of
                          these financial statements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 1 - ORGANIZATION:

MRI Services, L.C. d/b/a Ultra MRI Diagnostic Services, L.C. (the "Company") is a Florida Limited Liability Company and was incorporated in May 1996. The Company has three offices located in Tampa, St. Petersburg and Palm Harbor, Florida and provides scanning and reading services to the medical industry using a magnetic resonance imaging machine ("MRI").

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Cash and cash equivalents
-------------------------

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Basis of accounting
-------------------

The accompanying financial statements are prepared on the accrual basis of accounting in conformity with generally accepted accounting principles.

Accounts receivable
-------------------

Accounts receivable are recorded at net realizable value and have been reduced for known and estimated billing adjustments.

Fair values of financial instruments
------------------------------------

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and equivalents - The carrying amount approximates fair value because of the short period to maturity of the instruments.

     Short-term borrowings - The carrying amount approximates fair value since the interest rate fluctuates with the lending banks' prime rate or matures in the near future using current prevailing rates for similar borrowings.

     Long-term debt, including capital leases - The fair value of long-term debt, including capital leases, is estimated based on interest rates for the same or similar debt offered to the Company having the same or similar remaining maturities and collateral requirements.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Use of estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Property and equipment
----------------------

Property and equipment is recorded at cost. Depreciation has been provided in the financial statements on the straight-line method at rates based on reasonable estimates of useful lives, which fall within the following ranges for major asset classifications:

         Magnetic resonance imagers           5-7 years
         Computers and equipment              5-7 years
         Furniture and fixtures                 7 years
         Leasehold improvements                 7 years
         Vehicles                               7 years

Maintenance, repairs and minor renewals are charged to earnings in the year in which the expense is incurred. Additions, improvements and major renewals are capitalized.

The costs of assets retired or sold, together with the related accumulated depreciation, are removed from the accounts, and any profit or loss on disposition is credited or charged to earnings.

Deposits
--------

Deposits represent the prepayment of the last month's installment payment under capital leases (see note 4) and office facility deposits.

Capital leases
--------------

Included in property and equipment on the balance sheet is $1,177,936 in MRI machines held under capital leases.

Included in property and equipment on the balance sheet is $115,260 in other medical equipment held under capital leases.

Included in property and equipment on the balance sheet are $84,600 in leasehold improvements which are financed under capital leases.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

Income taxes
------------

The Company is a Florida limited liability company under the Internal Revenue Code. In lieu of corporation income taxes, the members of a limited liability company are taxed on their proportionate share of the entity's taxable income. Therefore, no provision or liability for Federal or state income taxes has been included in the financial statements.

NOTE 3 - COMMITMENTS:

In October 1997 the Company signed an office lease agreement for office space in St. Petersburg, Florida for the period from October 1997 through February 2000. The lease required monthly rental payments of $1,808, including sales tax through February 1999. Beginning March 1999 the required monthly rental payments increased to $1,944, including sales tax. Rent expense was $23,592 for the year ended December 31, 1999.

In June 1998 the Company signed an office lease agreement for office space in Palm Harbor, Florida for the one-year period June 1998 through May 1999. The lease required monthly rental payments of $1,739, including sales tax and their pro-rata share of common area maintenance charges. The Company has an option to renew this lease for six 1-year periods. In June 1999 the Company exercised their first renewal option. This option required monthly rental payments of $1,820, including sales tax and their pro-rata share of common area maintenance charges, through September 1999. Beginning October 1999, the required monthly rental payments decreased to $895, including sales tax and their pro-rata share of common area maintenance charges. Rent expense was $19,193 for the year ended December 31, 1999.

In July 1998 the Company signed an office lease agreement for office space in Tampa, Florida for the two-year period July 1998 through July 2000. This lease required monthly rental payments of $2,140, including sales tax, through March 1999. Beginning April 1999, this lease required monthly rental payments of $2,500, including sales tax. Rent expense was $29,455 for the year ended December 31, 1999. The Company has an option to renew this lease for six 1-year periods.

In October 1999 the Company signed an office lease agreement for office space in St. Petersburg, Florida for the two-year period November 1999 through October 2001. This lease requires monthly rental payments of $2,844, including sales tax and their pro-rata share of common area maintenance charges. Rent expense was $5,688 for the year ended December 31, 1999. The Company has an option to renew this lease for four 1-year periods.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 3 - COMMITMENTS (CONTINUED):

Subsequent to December 31, 1999, the Company signed an office lease agreement for additional office space in St. Petersburg, Florida for the period January 2000 through November 2001. The lease requires monthly rental payments of $2,480, including sales tax and their pro-rata share of common area maintenance charges. The Company has an option to renew this lease for five 1-year periods.

Future minimum rental payments required under these noncancellable operating leases as of December 31, 1999 are as follows:

                              Year
                       ------------------
                              2000                                $      85,276
                              2001                                       55,720
                                                                  --------------

                                                                  $     140,996
                                                                  ==============


NOTE 4 - INDEBTEDNESS:

Notes payable
-------------

At December 31, 1999, notes payable are as follows:

Promissory note, due in monthly installments of $1,819,
  which includes interest at 8.50%, matures June 2002,
  collateralized by equipment.                                    $      47,464

Promissory note, due in monthly installments of $1,429,
  which includes interest at 8.00%, matures December 2001,
  collateralized by equipment.                                           31,600

Promissory note, due in monthly installments of $1,249,
  which includes interest at 13.90%, matures May 2002,
  collateralized by equipment.                                           26,158

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 4 - INDEBTEDNESS (CONTINUED):


Promissory note, due in monthly installments of $1,629,
  which includes interest at prime plus 2%, matures May 2001,
  collateralized by accounts receivable and equipment.            $      24,399

Promissory note, due in monthly installments of $796,
  which includes interest at 12.25%, matures December 2001,
  collateralized by equipment and is personally guaranteed by
  the two members of the Company.                                        16,849

Promissory note, due in monthly installments of $372,
  which includes interest at 10.00%, matures October 2001,
  collateralized by equipment.                                            7,488

Promissory note, due in monthly installments of $834,
  which includes interest at 11.65%, matures March 2000,
  collateralized by accounts receivable and equipment and is
  personally guaranteed by the two members of the Company.                2,478
                                                                  --------------

    Total                                                               156,436
    Less: current maturities                                            (74,635)
                                                                  --------------

    Long-term portion                                             $      81,801
                                                                  ==============


Aggregate principal maturities required on notes payable at December 31, 1999, are as follows:

                              Year                                    Amount
                       ------------------                         --------------

                              2000                                $      74,635
                              2001                                       68,327
                              2002                                       13,474
                                                                  --------------

                                                                  $     156,436
                                                                  ==============

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 4 - INDEBTEDNESS (CONTINUED):

Lines of credit
---------------

At December 31, 1999, the Company had a $50,000 line of credit with the Bank of America and a $25,000 line of credit with AmSouth Bank. Interest was payable monthly at prime plus 1.75% and 10.50%, respectively. These lines of credit are both due on demand and are collateralized by accounts receivable, equipment and general intangibles of the Company. At December 31, 1999, $50,000 and $23,400, respectively, were outstanding under these lines of credit.

Obligations under capital leases
--------------------------------

The Company has entered into three capital lease agreements for MRI machines, two capital lease agreements for laser imagers and one capital lease for the financing of other property and equipment. The leases are for terms of up to sixty months and have been capitalized using interest rates ranging from 7.70% to 18.78%.

Future minimum lease payments on the above capital leases are as follows at December 31, 1999:

              2000                                                $     357,120
              2001                                                      318,003
              2002                                                      373,691
              2003                                                       88,200
              2004                                                       44,100
                                                                  --------------
     Total minimum lease payments                                     1,181,114
     Less:  amount representing interest                               (171,320)
                                                                  --------------
     Total obligations under capital leases                           1,009,794
     Less:  current portion of lease obligations                       (279,385)
                                                                  --------------
     Long-term portion of lease obligations                       $     730,409
                                                                  ==============

Interest expense related to these capital leases was $89,665 for the year ended December 31, 1999.

These MRI leases are collateralized by the MRI machines and personal guarantees of the two members of the Company.

                            MRI SERVICES, L.C. D/B/A
                      ULTRA MRI & DIAGNOSTIC SERVICES, L.C.
                          YEAR ENDED DECEMBER 31, 1999


NOTE 4 - INDEBTEDNESS (CONTINUED):

Subsequent to December 31, 1999, the Company entered into a capital lease agreement to refinance an existing MRI machine. The lease term is twenty-four months and has been capitalized using an interest rate of 17.44%.

Additional future minimum lease payments on the above capital lease entered into subsequent to December 31, 1999, are as follows:

              2000                                                $      18,300
              2001                                                       59,586
              2002                                                       14,896
                                                                  --------------

                                                                  $      92,782
                                                                  ==============

NOTE 5 - CONCENTRATION OF CREDIT RISK:

The Company operates and grants credit to customers in Central Florida. In addition, the Company files claims with numerous insurance carriers, managed care groups and Medicare and Medicaid located throughout the United States. Financial instruments subject to credit risk include accounts receivable. Consequently, the Company's ability to collect the amounts due from customers, managed care groups, insurance companies and government agencies may be affected by economic fluctuation and governmental regulations in the healthcare industry.

NOTE 6 - SALE OF COMPANY:

In February 2000, the majority of the assets and liabilities of the Company were distributed to the members of the Company. These assets and liabilities were contributed to another entity, whose parent company merged with a subsidiary of a publicly held entity, Miracor Diagnostics, Inc.